Filed by Independent Bank Corporation
Commission File Number 0-7818
Pursuant to Rule 425 Under the Securities Act of 1933
Form S-4 File No. 333-295489
Subject Company: HCB Financial Corp.
Commission File Number of HCB Financial Corp.: N/A

Independent Bank Corporation Announces Regulatory Approvals to Acquire HCB Financial Corp. and Highpoint Community Bank

June 12, 2026

GRAND RAPIDS, Mich., and HASTINGS, Mich., June 12, 2026 (GLOBE NEWSWIRE) - Independent Bank Corporation (NASDAQ: IBCP), the parent company of Independent Bank, with total assets of approximately $5.5 billion, and HCB Financial Corp. (“HCB”), the parent company of Highpoint Community Bank, with total assets of approximately $590 million, previously announced the signing of a definitive merger agreement on March 18, 2026 for IBCP to acquire HCB.

The proposed transaction has been approved by both the Federal Reserve Bank of Chicago and the Michigan Department of Insurance and Financial Services.

A meeting of the HCB shareholders has been scheduled for June 17, 2026 to consider and vote upon a proposal to approve the merger agreement between IBCP and HCB. Assuming requisite HCB shareholder approval and satisfaction of other closing conditions, the merger of IBCP and HCB is currently expected to be effective on July 1, 2026.

About Independent Bank Corporation
Independent Bank Corporation (NASDAQ: IBCP) is a Grand Rapids-based bank holding company with approximately $5.5 billion in assets. Founded in 1864 as First National Bank of Ionia, the company operates 59 locations across Michigan’s Lower Peninsula. Independent offers a full suite of retail and commercial banking, mortgage lending, and investment services designed to empower the communities it serves.

About HCB Financial Corp.
HCB Financial Corp. (OTCPK: HCBN) is the holding company for Highpoint Community Bank, headquartered in Hastings, Michigan. Highpoint serves its communities through 7 branch locations with approximately $590 million in total assets, $532 million in deposits, and $354 million in loans. Since its founding, Highpoint has been dedicated to relationship-based banking and supporting local economic growth.

Forward Looking Statements
This document contains certain forward-looking statements about Independent and HCB, such as statements about the timing and expected completion of the proposed merger. Independent and HCB intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of Independent and HCB, are identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. Actual results could differ materially from the results indicated by these statements because the realization of those results is subject to many risks and uncertainties, including, among other things, the inability to complete the proposed merger due to the failure to satisfy the various conditions to closing, including failure to obtain the required shareholder approval or the failure of the proposed merger to close for any other reason. Additional information concerning Independent, including additional factors and risks that could materially affect Independent’s financial results, are included in Independent’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made. All subsequent written and oral forward-looking statements concerning the proposed merger or other matters attributable to Independent or HCB or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, neither Independent nor HCB undertake any obligation to update any forward-looking information contained in this document, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It
In connection with the proposed merger, Independent has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of HCB and a prospectus of Independent, as well as other relevant documents concerning the proposed merger. This press release is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Independent may file with the SEC or that HCB may send to its shareholders in connection with the proposed merger. Shareholders of HCB are urged to carefully read the registration statement and accompanying proxy statement/prospectus regarding the proposed merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information.

Free copies of the proxy statement/prospectus included in the registration statement, as well as other filings containing information about Independent, HCB, and the proposed merger, may be obtained at the SEC’s website: www.sec.gov. You may also obtain these documents, free of charge, from Independent at www.independentbank.com under the tab “Investor Relations” and then “Financials - SEC Filings.” The information available through Independent’s website is not and shall not be deemed part of this press release or incorporated by reference into other filings Independent makes with the SEC. Alternatively, these documents can be obtained free of charge from Independent upon written request to Independent Bank Corporation, 4200 East Beltline, Grand Rapids, MI 49525, Attention: Investor Relations; or from HCB upon written request to HCB Financial Corp., 150 West Court Street, Hastings, MI 49058, Attention: Amanda Bechler-Currier, CFO.

Participants in the Solicitation
Under SEC rules, Independent, HCB, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from HCB’s shareholders in favor of the approval of the definitive merger agreement. Information about such directors and executive officers of Independent and their direct or indirect interests, by security holdings or otherwise, can be found in Independent’s proxy statement in connection with its 2025 annual meeting of shareholders, as filed with the SEC on March 6, 2025, and other documents subsequently filed by Independent with the SEC. To the extent holdings of common stock by its directors or executive officers have changed since the amounts set forth in Independent’s proxy statement in connection with its 2025 annual meeting of shareholders, such changes have been or will be reflected in filings with the SEC on Forms 3, 4, and 5. Further information regarding the direct or indirect interests of the directors and executive officers of Independent, along with information about the directors and executive officers of HCB and their direct or indirect interests and information regarding the interests of other persons who may be deemed participants in the solicitation, may be obtained by reading the proxy statement/prospectus included in the registration statement regarding the merger. Free copies of this document may be obtained as described above.

No Offer or Solicitation
This communication is not intended to and does not constitute an offer to sell, the solicitation of an offer to subscribe for or buy, an invitation to purchase or subscribe for any securities, or the solicitation of any vote or approval pursuant to the merger agreement or otherwise. There shall not be any offer, solicitation, or sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable laws.

Independent Contacts:    William B. Kessel, President and CEO, 616.447.3933
Gavin A. Mohr, Chief Financial Officer, 616.447.3929

HCB Contacts:            Mark Kolanowski, President and CEO, 269.945.2401